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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 3, 1998



                             CANNONDALE CORPORATION
               (Exact name of registrant as specified in charter)




     Delaware                   0-24884                        06-0871823
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification
incorporation)                                               Number)




16 Trowbridge  Drive, Bethel, Connecticut             06801
(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code:
(203) 749-7000





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ITEM 5. OTHER EVENTS.

        On July 31, 1998, the Board of Directors of Cannondale Corporation (the "Company") authorized a stock repurchase program under which the Company may repurchase up to 1,000,000 shares of its common stock. A copy of a press release issued on August 3, 1998, relating to such stock repurchase program, is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     EXHIBITS

Exhibit No. Description

99.1    Press Release of Cannondale Corporation, dated August 3, 1998.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CANNONDALE CORPORATION
                                        Registrant





Date: August 12, 1998                   By:  /s/ WILLIAM A. LUCA
                                           -------------------------------
                                           Name:  William A. Luca
                                           Title: Vice President of Finance,
                                                  Treasurer and Chief
                                                  Executive Officer
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                                      EXHIBIT INDEX

Exhibit No.     Exhibit

99.1 Press Release of Cannondale Corporation, dated August 3, 1998.